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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                    1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 21, 1999



                             GREATER BAY BANCORP
           (Exact name of registrant as specified in its charter)

         California                                          77-0387041
(State or other jurisdiction of                             (IRS Employer
 incorporation or organization)                           Identification No.)

                      COMMISSION FILE NUMBER:  0-25034

            2860 West Bayshore Road, Palo Alto, California 94303
          (Address of principal executive offices)       (Zip Code)

                               (650) 813-8200
            (Registrant's telephone number, including area code)


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ITEM 5.  OTHER ITEMS.

     On May 21, 1999, Greater Bay Bancorp (the "Registrant") completed a merger with Bay Area Bancshares ("BA Bancshares"), the holding company of Bay Area Bank ("BAB") which was accounted for as a pooling-of-interests. Shareholders of BA Bancshares received 1.38682 shares of the Registrant's Common Stock for each outstanding share of BA Bancshares Common Stock. A total of 1,399,321 shares were issued in the transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Company's financial statements for a period which includes May 21, 1999, their supplemental consolidated financial statements will become the historical financial statements of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
  NO.                    EXHIBITS
-------                  -------
23.1      Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for quarters ended September 30, 1998 and June 30, 1998 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for quarters ended March 31, 1998 and December 31, 1997 (included in electronic filing through EDGAR)

27.3 Restated Financial Data Schedules for quarters ended September 30, 1997 and June 30, 1997 (included in electronic filing through EDGAR)

27.4 Restated Financial Data Schedules for quarters ended March 31, 1997 (included in electronic filing through EDGAR)

27.5 Restated Financial Data Schedules for the years ended December 31, 1998 and 1997 (included in electronic filing through EDGAR)

27.6 Restated Financial Data Schedules for the year ended December 31, 1996 (included in electronic filing through EDGAR)

27.7 Restated Financial Data Schedules for quarters ended March 31, 1999 and December 31, 1998 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include BA Bancshares and BAB)

          For the Years Ended December 31, 1998, 1997 and 1996:

          Selected Financial Data
          Management's Discussion and Analysis
          Consolidated Balance Sheet as of December 31, 1998 and 1997 Consolidated Statements of Operations for the Years Ended December 31, 1998, 1997 and 1996
          Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1998, 1997 and 1996
          Notes to Consolidated Financial Statements
          Report of Independent Accountants

99.2 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include BA Bancshares and BAB)

          For the Quarters Ended March 31, 1999 and 1998:

          Management's Discussion and Analysis
          Consolidated Balance Sheet as of March 31, 1999 and December 31, 1998 Consolidated Statements of Operations for the Quarters Ended March 31, 1999 and 1998
          Notes to Consolidated Financial Statements

                                                                               2
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                                 SIGNATURES

IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

GREATER BAY BANCORP
(Registrant)

By:

/s/ STEVEN C. SMITH
-------------------
    Steven C. Smith
    Executive Vice President, Chief Administrative Officer and
    Chief Financial Officer



Date:  July 1, 1999

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                                EXHIBIT INDEX

Exhibits.

23.1      Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for quarters ended September 30, 1998 and June 30, 1998 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for quarters ended March 31, 1998 and December 31, 1997 (included in electronic filing through EDGAR)

27.3 Restated Financial Data Schedules for quarters ended September 30, 1997 and June 30, 1997 (included in electronic filing through EDGAR)

27.4 Restated Financial Data Schedules for quarters ended March 31, 1997 (included in electronic filing through EDGAR)

27.5 Restated Financial Data Schedules for the years ended December 31, 1998 and 1997 (included in electronic filing through EDGAR)

27.6 Restated Financial Data Schedules for the year ended December 31, 1996 (included in electronic filing through EDGAR)

27.7 Restated Financial Data Schedules for quarters ended March 31, 1999 and December 31, 1998 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include BA Bancshares and BAB)

          For the Years Ended December 31, 1998, 1997 and 1996:

          Selected Financial Data
          Management's Discussion and Analysis
          Consolidated Balance Sheet as of December 31, 1998 and 1997 Consolidated Statements of Operations for the Years Ended December 31, 1998, 1997 and 1996
          Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1998, 1997 and 1996
          Notes to Consolidated Financial Statements
          Report of Independent Accountants

99.2 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include BA Bancshares and BAB)

          For the Quarters Ended March 31, 1999 and 1998:

          Management's Discussion and Analysis
          Consolidated Balance Sheet as of March 31, 1999 and December 31, 1998 Consolidated Statements of Operations for the Quarters Ended March 31, 1999 and 1998
          Notes to Consolidated Financial Statements

                                                                               4